Expense Example, No Redemption (Vanguard Short-Term Inflation-Protected Securities Index Fund Retail)	Vanguard Short-Term Inflation-Protected Securities Vanguard Short-Term Inflation-Protected Securities Index Fund - Admiral Shares 10/1/2013 - 9/30/2014 USD ($)	Vanguard Short-Term Inflation-Protected Securities Vanguard Short-Term Inflation-Protected Securities Index Fund - Investor Shares 10/1/2013 - 9/30/2014 USD ($)
Expense Example, No Redemption:
1 YEAR	10	20
3 YEAR	32	64
5 YEAR	56	113
10 YEAR	128	255